UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010

BROADVIEW INSTITUTE, INC.
 (Exact name of registrant as specified in its charter)

Minnesota	0-8505	41-0641789
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8089 Globe Drive Woodbury, Minnesota	55125
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 332-8000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2010, the Board of Directors of Broadview Institute, Inc. (the “Company”) awarded stock bonuses to Jeffrey D. Myhre, Chief Executive Officer of the Company, and Kenneth J. McCarthy, Chief Financial Officer of the Company, in the amount of 20,000 shares and 10,000 shares, respectively, of common stock of the Company.  The Board of Directors awarded these bonuses in recognition of Mr. Myhre’s and Mr. McCarthy’s leadership in managing the Company’s stability and performance. The stock bonuses are not subject to forfeiture or any vesting requirements and were not made pursuant to the Company’s 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2010

BROADVIEW INSTITUTE, INC.

By /s/ Kenneth J. McCarthy
Kenneth J. McCarthy
Chief Financial Officer